                                                                    Exhibit 99.3


                            NATIONAL CITY CORPORATION













                          YEAR ENDED DECEMBER 31, 2000

                                    UNAUDITED
                           ANNUAL FINANCIAL SUPPLEMENT

         Derek Green                                Holly Schreiber

         (216) 222-9849                             (216) 575-3035


                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                                CONSOLIDATED FINANCIAL HIGHLIGHTS
                                              ($ IN MILLIONS, EXCEPT PER SHARE DATA)




Prior period amounts have been restated for stock splits and pooling-of-interests transactions.

                                                             2000        1999         1998        1997        1996       1995
                                                      --------------------------------------------------------------------------
EARNINGS
-------------------------------------------------

Interest income (TE)                                     $6,600.3    $5,949.6     $5,796.9    $5,405.5    $5,357.3   $5,437.8
Interest expense                                          3,608.2     2,912.6      2,845.0     2,552.2     2,473.8    2,648.2
                                                      --------------------------------------------------------------------------
Net interest income (TE)                                  2,992.1     3,037.0      2,951.9     2,853.3     2,883.5    2,789.6
Provision for loan losses                                   286.8       249.7        201.4       225.4       239.9      205.0
                                                      --------------------------------------------------------------------------
NII after provision for loan losses (TE)                  2,705.3     2,787.3      2,750.5     2,627.9     2,643.6    2,584.6
Fees and other income                                     2,427.4     2,242.4      2,179.7     1,766.4     1,528.5    1,331.7
Securities gains (losses)                                    56.9       138.4        134.5        81.2       108.7       42.4
Noninterest expense*                                      3,183.9     2,982.5      2,997.7     2,726.7     2,725.8    2,689.8
                                                      --------------------------------------------------------------------------
Income before taxes and TE adj                            2,005.7     2,185.6      2,067.0     1,748.8     1,555.0    1,268.9
Income taxes*                                               669.6       743.2        694.1       548.7       474.0      383.8
TE adjustment                                                33.7        36.9         40.3        43.0        38.4       37.2
                                                      --------------------------------------------------------------------------
Net inc. before cum. effect - adjusted*                   1,302.4     1,405.5      1,332.6     1,157.1     1,042.6      847.9
Cum. effect of accounting changes, net                          -           -            -           -           -          -
                                                      --------------------------------------------------------------------------
Net income - adjusted*                                    1,302.4     1,405.5      1,332.6     1,157.1     1,042.6      847.9
Merger charges (after-tax)                                      -           -       (261.9)      (34.9)      (49.1)     (19.7)
                                                      --------------------------------------------------------------------------
Net income                                               $1,302.4    $1,405.5     $1,070.7    $1,122.2      $993.5     $828.2
                                                      --------------------------------------------------------------------------

Net income per common share
Basic                                                       $2.14       $2.25        $1.64       $1.74       $1.50      $1.25
Diluted                                                      2.13        2.22         1.61        1.71        1.48       1.22
Diluted - adjusted*                                          2.13        2.22         2.00        1.77        1.55       1.25

PERFORMANCE RATIOS
-------------------------------------------------

Return on average common equity*                            21.29%      22.64%       19.18%      18.77%      17.53%     15.82%
Return on average total equity*                             21.21       22.56        19.13       18.77       17.43      15.55
Return on average assets*                                    1.52        1.67         1.66        1.61        1.47       1.18
Net interest margin                                          3.85        3.99         4.11        4.37        4.47       4.24
Efficiency ratio*                                           58.75       56.49        58.42       59.02       61.78      65.27

ASSET QUALITY
-------------------------------------------------

Gross charge-offs                                          $408.0      $387.8       $321.4      $360.8      $380.7     $337.9
Net charge-offs                                             286.3       249.5        200.5       222.7       228.3      204.2
Loan loss reserve                                           928.6       970.5        970.2       941.9       958.7      947.0
Nonperforming assets                                        402.3       289.1        248.5       273.3       282.4      356.4
Net charge-off ratio                                          .46%        .43%         .37%        .44%        .46%       .42%
Loan loss reserve/loans                                      1.42        1.61         1.67        1.81        1.90       1.89
Nonperforming assets to loans + OREO                          .61         .48          .43         .53         .56        .71

CAPITAL & LIQUIDITY
-------------------------------------------------

Average equity to assets                                     7.18%       7.39%        8.70%       8.57%       8.44%      7.59%
Average equity to loans**                                    9.80       10.80        12.73       12.11       11.93      11.12
Average loans to deposits**                                120.27      109.41       101.50       98.36       94.30      90.43
Common equity to assets (tangible)***                        6.34        5.12         6.72        7.44        7.82       6.91

AVERAGE BALANCES
-------------------------------------------------

Assets                                                    $85,550     $84,291      $80,053     $71,942     $70,924    $71,832
Loans                                                      62,622      57,688       54,727      50,900      50,149     49,039
Loans held for sale or securitization                       2,703       2,505        2,122         723         293        265
Securities (at cost)                                       11,988      15,005       13,908      13,079      13,367     15,655
Earning assets                                             77,782      76,121       71,747      65,259      64,535     65,838
Deposits                                                   52,069      52,725       53,918      51,749      53,179     54,230
Common equity                                               6,110       6,200        6,937       6,166       5,927      5,267
Total equity                                                6,140       6,231        6,965       6,166       5,983      5,453

MEMO:  Mortgage loans held for sale                        $2,702      $2,505       $2,122        $723        $293       $265
       Credit card loans held for securitization                1           -            -           -           -          -
                                                      --------------------------------------------------------------------------
       Loans held for sale or securitization               $2,703      $2,505       $2,122        $723        $293       $265

ENDING BALANCES
-------------------------------------------------

Assets                                                    $88,535     $87,121      $88,246     $75,779     $72,918    $74,142
Loans                                                      65,604      60,204       58,011      51,994      50,442     50,127
Loans held for sale or securitization                       3,439       2,731        3,508       1,250         444        416
Securities (at fair value)                                  9,904      14,904       16,119      13,798      13,412     15,384
Deposits                                                   55,256      50,066       58,247      52,617      53,619     54,923
Common equity                                               6,740       5,698        6,977       6,158       6,216      5,706
Total equity                                                6,770       5,728        7,013       6,158       6,216      5,892

MEMO:  Mortgage loans held for sale                        $3,031      $2,731       $3,508      $1,250        $444       $416
       Credit card loans held for securitization              408           -            -           -           -          -
                                                      --------------------------------------------------------------------------
       Loans held for sale or securitization               $3,439      $2,731       $3,508      $1,250        $444       $416


Prior period amounts have been restated for stock splits and pooling-of-interests transactions.

[Continued from above table, first column(s) repeated]
                                                             1994       1993       1992       1991      1990
                                                      -------------------------------------------------------
EARNINGS
-------------------------------------------------

Interest income (TE)                                     $4,665.9   $4,449.5   $4,716.2   $5,135.4  $5,379.2
Interest expense                                          1,899.1    1,734.5    2,102.0    2,725.3   3,057.2
                                                      -------------------------------------------------------
Net interest income (TE)                                  2,766.8    2,715.0    2,614.2    2,410.1   2,322.0
Provision for loan losses                                   195.9      227.8      304.6      393.9     484.4
                                                      -------------------------------------------------------
NII after provision for loan losses (TE)                  2,570.9    2,487.2    2,309.6    2,016.2   1,837.6
Fees and other income                                     1,273.5    1,202.1    1,098.6      956.8     888.3
Securities gains (losses)                                    35.6       58.6      100.0       49.7       (.1)
Noninterest expense*                                      2,635.1    2,539.8    2,597.0    2,308.5   2,177.5
                                                      -------------------------------------------------------
Income before taxes and TE adj                            1,244.9    1,208.1      911.2      714.2     548.3
Income taxes*                                               363.5      333.3      255.9      161.4     142.8
TE adjustment                                                62.4       70.6       79.2       94.1     116.0
                                                      -------------------------------------------------------
Net inc. before cum. effect - adjusted*                     819.0      804.2      576.1      458.7     289.5
Cum. effect of accounting changes, net                          -       60.0      (21.0)         -         -
                                                      -------------------------------------------------------
Net income - adjusted*                                      819.0      864.2      555.1      458.7     289.5
Merger charges (after-tax)                                      -          -          -          -         -
                                                      -------------------------------------------------------
Net income                                                 $819.0     $864.2     $555.1     $458.7    $289.5
                                                      -------------------------------------------------------

Net income per common share
Basic                                                       $1.23      $1.28        n/a        n/a       n/a
Diluted                                                      1.21       1.25        .82        .71       .46
Diluted - adjusted*                                          1.21       1.25        .82        .71       .46

PERFORMANCE RATIOS

-------------------------------------------------

Return on average common equity*                           16.39%     18.38%     13.72%     12.60%     8.11%
Return on average total equity*                             16.09      17.42      12.54      11.38      7.54
Return on average assets*                                    1.23       1.37        .91        .80       .53
Net interest margin                                          4.53       4.71       4.68       4.59      4.62
Efficiency ratio*                                           65.22      64.84      69.95      68.56     67.83

ASSET QUALITY
-------------------------------------------------

Gross charge-offs                                          $276.9     $322.2     $371.3     $464.3    n/a
Net charge-offs                                             156.5      204.0      267.6      370.5     378.4
Loan loss reserve                                           934.6      874.0      799.5      743.4     676.2
Nonperforming assets                                        366.6      566.1      790.4      984.6     873.3
Net charge-off ratio                                         .35%       .50%       .69%       .99%     1.03%
Loan loss reserve/loans                                      1.97       2.03       2.01       1.92      1.80
Nonperforming assets to loans + OREO                          .77       1.31       1.98       2.53      2.32

CAPITAL & LIQUIDITY
-------------------------------------------------

Average equity to assets                                    7.62%      7.88%      7.27%      7.00%     6.96%
Average equity to loans**                                   11.54      12.23      11.37      10.76     10.47
Average loans to deposits**                                 85.03      81.21      78.14      79.29     81.16
Common equity to assets (tangible)***                        6.09       7.03       6.24       5.47      5.47

AVERAGE BALANCES
-------------------------------------------------

Assets                                                    $66,762    $62,940    $60,912    $57,551   $55,176
Loans                                                      44,085     40,557     38,943     37,467    36,683
Loans held for sale or securitization                         243      n/a        n/a        n/a        n/a
Securities (at cost)                                       15,823     16,183     14,924     12,686    11,669
Earning assets                                             61,089     57,677     55,858     52,527    50,219
Deposits                                                   51,847     49,942     49,836     47,256    45,196
Common equity                                               4,898      4,576      4,046      3,640     3,574
Total equity                                                5,089      4,960      4,426      4,031     3,839

Memo:  Mortgage loans held for sale                          $243      n/a        n/a        n/a        n/a
       Credit card loans held for securitization                -      n/a        n/a        n/a        n/a
                                                          -------
       Loans held for sale or securitization                 $243      n/a        n/a        n/a        n/a

ENDING BALANCES
-------------------------------------------------

Assets                                                    $70,438    $66,395    $62,469    $61,443   $57,417
Loans                                                      47,396     42,996     39,708     38,723    37,492
Loans held for sale or securitization                         140      n/a        n/a        n/a        n/a
Securities (at fair value)                                 15,338     16,441     15,525     14,327    12,003
Deposits                                                   54,755     51,388     51,228     50,370    47,537
Common equity                                               4,851      5,120      4,269      3,756     3,492
Total equity                                                5,039      5,318      4,582      4,159     3,719

Memo:  Mortgage loans held for sale                          $140      n/a        n/a        n/a        n/a
       Credit card loans held for securitization                -      n/a        n/a        n/a        n/a
                                                          -------
       Loans held for sale or securitization                 $140      n/a        n/a        n/a        n/a

*      Excludes merger charges.
**     Excludes loans held for sale or securitization.
***    Period-end less intangible assets.
n/a -  Not available


                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                                       BALANCE SHEET AVERAGES
                                                          ($ IN MILLLIONS)




-------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      -------------------------------------------------------------------------
AVERAGE LOANS
-------------------------------------------------

Commercial                                                $24,830     $22,359      $20,135     $16,837     $14,899    $14,044
Real estate - commercial                                    6,222       6,239        6,407       6,562       7,230      6,926
Real estate - residential                                  11,721       9,922       10,634      11,472      12,112     11,695
Consumer                                                   13,215      13,831       12,589      11,257      11,406     11,754
Credit card                                                 2,430       2,025        1,860       2,070       2,244      2,622
Home equity                                                 4,204       3,312        3,102       2,702       2,258      1,998
                                                      -------------------------------------------------------------------------
  TOTAL LOANS                                             $62,622     $57,688      $54,727     $50,900     $50,149    $49,039
                                                      =========================================================================

MEMO:

Mortgage loans serviced (EOP)                             $57,366     $46,704      $35,298     $24,900         n/a        n/a
Securitized credit card balances (EOP)                        630         500          770         870         n/a        n/a

AVERAGE SECURITIES (AT COST)
-------------------------------------------------

Mortgage-backed securities                                 $7,212      $9,245       $7,776      $7,650      $7,887     $8,266
Other investment securities                                 3,983       4,894        5,191       4,648       4,818      6,652
                                                      ------------------------------------------------------------------------
   Total taxable securities                                11,195      14,139       12,967      12,298      12,705     14,918
Tax-exempt securities                                         793         866          941         781         662        737
                                                      -------------------------------------------------------------------------
  TOTAL SECURITIES                                        $11,988     $15,005      $13,908     $13,079     $13,367    $15,655
                                                      =========================================================================

AVERAGE DEPOSITS
-------------------------------------------------
Noninterest bearing deposits                              $10,792     $11,473       $9,945      $9,230      $9,188     $8,800
NOW and money market accounts                              16,549      16,804       17,472      15,467      15,689     14,537
Savings accounts                                            3,207       3,818        4,158       5,037       5,190      6,084
Time deposits of individuals                               15,457      14,898       16,619      17,802      19,454     20,722
                                                      -------------------------------------------------------------------------
    Core deposits                                          46,005      46,993       48,194      47,536      49,521     50,143
Brokered retail CDs                                         1,793       1,687        1,644       1,595       1,343      1,181
Other deposits                                              1,143       1,366        2,365       1,566       1,456      1,541
Foreign deposits                                            3,128       2,679        1,715       1,052         859      1,365
                                                      -------------------------------------------------------------------------
  TOTAL DEPOSITS                                          $52,069     $52,725      $53,918     $51,749     $53,179    $54,230
                                                      =========================================================================

SELECTED RATIOS
-------------------------------------------------

Average loans to deposits                                   120.3%      109.4%       101.5%       98.4%       94.3%      90.4%
Average loans to core deposits                              136.1       122.8        113.6       107.1       101.3       97.8
Average loans to earning assets                              80.5        75.8         76.3        78.0        77.7       74.5
Average securities to earning assets                         15.4        19.7         19.4        20.0        20.7       23.8

n/a - not available


                                                               1994       1993       1992       1991      1990
                                                      ---------------------------------------------------------
AVERAGE LOANS
-------------------------------------------------

Commercial                                                  $12,990    $13,001    $13,504    $14,329   $15,015
Real estate - commercial                                      5,924      5,667      4,968      4,579     3,803
Real estate - residential                                     9,900      8,949      8,327      6,505     6,668
Consumer                                                     10,956      9,496      8,955      9,304     8,926
Credit card                                                   2,633      1,796      1,813      1,823     1,481
Home equity                                                   1,418      1,648      1,376        927       790
                                                      ---------------------------------------------------------
  TOTAL LOANS                                               $43,821    $40,557    $38,943    $37,467   $36,683
                                                      =========================================================

MEMO:

Mortgage loans serviced (EOP)                                   n/a        n/a        n/a        n/a       n/a
Securitized credit card balances (EOP)                          n/a        n/a        n/a        n/a       n/a

AVERAGE SECURITIES (AT COST)
-------------------------------------------------

Mortgage-backed securities                                      n/a        n/a        n/a        n/a       n/a
Other investment securities                                     n/a        n/a        n/a        n/a       n/a
                                                          -----------------------------------------------------
   Total taxable securities                                  14,883     14,896     13,474     10,898     9,540
Tax-exempt securities                                           940      1,287      1,450      1,788     2,129
                                                      ---------------------------------------------------------
  TOTAL SECURITIES                                          $15,823    $16,183    $14,924    $12,686   $11,669
                                                      =========================================================

AVERAGE DEPOSITS
-------------------------------------------------
Noninterest bearing deposits                                 $8,881     $8,435     $7,829     $7,209    $7,089
NOW and money market accounts                                14,487     14,199     13,771     12,209    11,319
Savings accounts                                              7,044      6,718      5,953      5,400     4,728
Time deposits of individuals                                 18,876     18,848     20,169     19,288    18,414
                                                      ---------------------------------------------------------
    Core deposits                                            49,288     48,200     47,722     44,106    41,550
Brokered retail CDs                                             n/a        n/a        n/a        n/a       n/a
Other deposits                                                1,533      1,479      1,865      2,783     3,331
Foreign deposits                                              1,026        263        249        367       315
                                                      ---------------------------------------------------------
  TOTAL DEPOSITS                                            $51,847    $49,942    $49,836    $47,256   $45,196
                                                      =========================================================

SELECTED RATIOS
-------------------------------------------------

Average loans to deposits                                      85.0%      81.2%      78.1%      79.3%     81.2%
Average loans to core deposits                                 89.4       84.1       81.6       84.9      88.3
Average loans to earning assets                                72.2       70.3       69.7       71.3      73.0
Average securities to earning assets                           25.9       28.1       26.7       24.2      23.2

n/a - Not available






                                                          STOCKHOLDER DATA
                                               ($ IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      --------------------------------------------------------------------------
Per common share:
Basic net income                                            $2.14       $2.25        $1.64       $1.74       $1.50      $1.25
Diluted net income                                           2.13        2.22         1.61        1.71        1.48       1.22
Diluted net income - adjusted*                               2.13        2.22         2.00        1.77        1.55       1.25
Originally reported diluted net income                       2.13        2.22         1.61        1.83        1.64       1.48
Dividends declared                                           .855       1.085          .97         .86         .94        .65
Dividends paid                                               1.14        1.06          .94         .84         .74        .65
Dividend payout ratio                                       40.14%      48.87%       60.25%      50.29%      63.51%     53.28%
Dividend yield ***                                           2.97        4.58         2.68        2.62        4.19       3.92
P/E  ratio                                                  13.50       10.67        22.52       19.23       15.16      13.58

Average basic shares o/s**                                607,379     623,624      652,012     644,448     659,096    652,380
Average diluted shares o/s**                              612,625     632,452      665,720     655,465     673,098    676,476
Ending common shares o/s**                                609,189     607,058      652,655     631,395     661,725    650,964

Common stock price:
  High                                                     $29.75      $37.81       $38.75      $33.78      $23.63     $16.88
  Low                                                       16.00       22.13        28.47       21.25       15.31      12.63
  Close                                                     28.75       23.69        36.25       32.88       22.44      16.56

Book value/common share                                    $11.06       $9.39       $10.69       $9.75       $9.39      $8.77
Tangible book value/common share                             9.09        7.23         8.96        8.86        8.55       7.81
Fair value gain(loss) on securities
  included in equity/share                                    .10        (.30)         .42         .55         .24        .34

Market to book value                                        259.9%      252.3%       339.1%      337.2%      238.8%     188.9%
Market capitalization of
  common stock                                            $17,514     $14,381      $23,659     $20,757     $14,847    $10,782

Common dividends declared                                  $519.6      $669.7       $637.1      $485.8      $511.0     $364.6
Preferred dividends declared                                  1.3         1.7          2.2           -         4.0       14.8

                                                                1994       1993       1992       1991      1990
                                                      ----------------------------------------------------------
Per common share:
Basic net income                                               $1.23      $1.28        n/a        n/a       n/a
Diluted net income                                              1.21       1.25        .82        .71       .46
Diluted net income - adjusted*                                  1.21       1.25        .82        .71       .46
Originally reported diluted net income                          1.32       1.19       1.03        .90       .97
Dividends declared                                               .59        .53        .47        .47       .47
Dividends paid                                                   .59        .53        .47        .47       .47
Dividend payout ratio                                          48.76%     42.40%     57.32%     66.20%   102.17%
Dividend yield ***                                              4.56       4.33       3.79       5.05      6.02
P/E  ratio                                                     10.69       9.80      15.13      13.12     16.98

Average basic shares o/s**                                   651,042    657,888        n/a        n/a        n/a
Average diluted shares o/s**                                 674,848    691,680    677,630    641,668   626,820
Ending common shares o/s**                                   652,676    665,662    653,404    608,654   611,142

Common stock price:
  High                                                        $14.50     $14.03     $12.41     $10.57     $9.97
  Low                                                          11.88      11.56       8.97       6.97      5.66
  Close                                                        12.94      12.25      12.41       9.32      7.81

Book value/common share                                        $7.43      $7.69      $6.53      $6.17     $5.71
Tangible book value/common share                                6.52       6.96       5.93       5.49      5.10
Fair value gain(loss) on securities
  included in equity/share                                      (.39)       n/a        n/a        n/a        n/a

Market to book value                                           174.1%     159.3%     189.9%     150.9%    136.7%
Market capitalization of
  common stock                                                $8,444     $8,154     $8,105     $5,670    $4,775

Common dividends declared                                     $336.0     $304.9        n/a        n/a        n/a
Preferred dividends declared                                    15.2       22.7        n/a        n/a        n/a



*   Excludes merger charges.
**  In thousands.
*** Based on year-end stock price.
n/a - Not available

                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                                    CAPITALIZATION (PERIOD END)
                                                (IN MILLIONS, EXCEPT PER SHARE DATA)


--------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      --------------------------------------------------------------------------

FUNDING
-------------------------------------------------

LONG-TERM DEBT (NET OF DISCOUNT):

Total parent company debt                                $1,960.5    $2,060.1     $1,124.0    $1,124.6    $1,250.2   $1,373.7
Subsidiary debt:
  Subordinated debt                                       1,118.8     1,119.2        821.7       823.0       821.5        n/a
  Senior bank notes                                      11,654.3     8,918.6      4,992.2     2,394.1       809.6        n/a
  Capital securities                                        180.0       180.0        679.9       649.9           -        n/a
  FHLB advances and other                                 3,231.2     2,760.1      2,071.5     1,305.6       634.2        n/a
                                                      --------------------------------------------------------------------------
      Total subsidiary debt                              16,184.3    12,977.9      8,565.3     5,172.6     2,265.3    2,141.6
                                                      --------------------------------------------------------------------------
  TOTAL LONG-TERM DEBT                                  $18,144.8   $15,038.0     $9,689.3    $6,297.2    $3,515.5   $3,515.3
                                                      ==========================================================================


BORROWED FUNDS:
U.S. Treasury demand notes                                 $413.9    $9,228.2       $753.5    $1,644.4    $1,056.6        n/a
Commercial paper                                            368.6       313.4        392.9       795.9       556.1        n/a
Other                                                       121.2       231.0        971.5     1,824.3     1,339.5        n/a
                                                      --------------------------------------------------------------------------
    TOTAL BORROWED FUNDS                                   $903.7    $9,772.6     $2,117.9    $4,264.6    $2,952.2   $1,988.1
                                                      ==========================================================================

STOCKHOLDERS' EQUITY
-------------------------------------------------

Preferred stock                                             $30.0       $30.2        $36.1         $ -         $ -     $185.4
Common stock                                              6,740.0     5,697.5      6,976.8     6,158.3     6,216.3    5,706.4
                                                      --------------------------------------------------------------------------
 TOTAL STOCKHOLDERS' EQUITY                              $6,770.0    $5,727.7     $7,012.9    $6,158.3    $6,216.3   $5,891.8
                                                      ==========================================================================

FAS 115 adjustment, net of tax                              $60.6     ($179.4)      $272.1      $345.8      $156.2     $222.4

INTANGIBLE ASSETS
-------------------------------------------------

Goodwill                                                 $1,124.0    $1,210.4     $1,043.3      $544.9      $510.1     $547.0
Core deposit intangibles                                     43.7        54.0         64.2           -         n/a        n/a
Purchased credit card relationships                           3.8         7.2         13.0        13.4         n/a        n/a
Other intangibles                                            29.8        34.8          5.7         4.7         n/a        n/a
                                                      --------------------------------------------------------------------------
  TOTAL INTANGIBLE ASSETS                                $1,201.3    $1,306.4     $1,126.2      $563.0      $560.5     $623.7
                                                      ==========================================================================

Carrying value of mortgage servicing rights                $999.7      $785.0       $564.0      $262.6      $156.6     $125.8


RISK-BASED CAPITAL
-------------------------------------------------

Tier 1 capital                                           $5,554.5    $4,828.0     $5,726.1    $5,435.1    $5,571.5        n/a
Total risk-based capital                                  9,108.8     8,190.2      8,493.7     8,013.4     8,132.3        n/a
Risk-weighted assets                                     80,326.1    73,027.4     72,060.5    60,874.7    56,238.2        n/a

Tier 1 capital ratio                                         6.91%       6.61%        7.95%       8.93%       9.85%      9.25%
Total risk-based capital ratio                              11.34       11.22        11.79       13.16       14.39      13.30
Leverage ratio                                               6.60        5.72         6.94        7.58        7.87       7.08

STOCK REPURCHASE ACTIVITY
-------------------------------------------------

Number of share repurchased                                   2.5        52.6         10.0        36.2         n/a        n/a
Average price of repurchased shares                        $21.76      $32.51       $34.77      $40.98         n/a        n/a
Total cost                                                   54.4     1,710.1        347.7       202.9         n/a        n/a

SELECTED RATIOS AND OTHER
------------------------------------------------------

Debt to equity                                             268.02%     262.55%      138.16%     102.26%      56.55%     59.66%
Debt to total capitalization                                72.83       72.42        58.01       50.56       36.12      37.37
Equity to assets                                             7.65        6.57         7.95        8.13        8.53       7.95
Common equity to assets                                      7.61        6.54         7.91        8.13        8.53       7.70
Equity to assets (tangible)*                                 6.38        5.15         6.76        7.44        7.82       7.17
Common equity to assets (tangible)*                          6.34        5.12         6.72        7.44        7.82       6.91

Minority interest                                           $46.6       $40.0        $43.8       $43.2       $46.8          -



                                                              1994       1993       1992       1991      1990
                                                      --------------------------------------------------------

FUNDING
-------------------------------------------------

LONG-TERM DEBT (NET OF DISCOUNT):
Total parent company debt                                 $1,157.7     $742.2     $671.3     $578.8    $499.3
Subsidiary debt:
  Subordinated debt                                            n/a        n/a        n/a        n/a       n/a
  Senior bank notes                                            n/a        n/a        n/a        n/a       n/a
  Capital securities                                           n/a        n/a        n/a        n/a       n/a
  FHLB advances and other                                      n/a        n/a        n/a        n/a       n/a
                                                      --------------------------------------------------------
      Total subsidiary debt                                1,535.5      773.0      592.8      201.6      75.6
                                                      --------------------------------------------------------
  TOTAL LONG-TERM DEBT                                    $2,693.2   $1,515.2   $1,264.1     $780.4    $574.9
                                                      ========================================================


BORROWED FUNDS:
U.S. Treasury demand notes                                     n/a        n/a        n/a        n/a       n/a
Commercial paper                                               n/a        n/a        n/a        n/a       n/a
Other                                                          n/a        n/a        n/a        n/a       n/a
                                                      --------------------------------------------------------
    TOTAL BORROWED FUNDS                                       n/a        n/a        n/a        n/a       n/a
                                                      ========================================================

STOCKHOLDERS' EQUITY
-------------------------------------------------

Preferred stock                                             $187.6     $198.3     $312.6     $402.6    $227.0
Common stock                                               4,851.0    5,120.0    4,269.0    3,756.0   3,492.0
                                                      --------------------------------------------------------
 TOTAL STOCKHOLDERS' EQUITY                               $5,038.6   $5,318.3   $4,581.6   $4,158.6  $3,719.0
                                                      ========================================================

FAS 115 adjustment, net of tax                             ($254.7)       --         --         --         --

INTANGIBLE ASSETS
-------------------------------------------------

Goodwill                                                    $508.1     $404.0     $297.0     $308.2    $300.5
Core deposit intangibles                                       n/a        n/a        n/a        n/a       n/a
Purchased credit card relationships                            n/a        n/a        n/a        n/a       n/a
Other intangibles                                              n/a        n/a        n/a        n/a       n/a
                                                      --------------------------------------------------------
  TOTAL INTANGIBLE ASSETS                                   $596.5     $483.8     $396.5     $416.8    $374.6
                                                      ========================================================

Carrying value of mortgage servicing rights                  $92.8      $75.0      $89.5      $85.0    $105.1


RISK-BASED CAPITAL
-------------------------------------------------

Tier 1 capital                                                 n/a        n/a        n/a        n/a       n/a
Total risk-based capital                                       n/a        n/a        n/a        n/a       n/a
Risk-weighted assets                                           n/a        n/a        n/a        n/a       n/a

Tier 1 capital ratio                                          8.91%      9.38%      9.48%      8.56%     7.75%
Total risk-based capital ratio                               12.26      12.16      11.90      10.65     10.59
Leverage ratio                                                6.95       7.20       6.92       6.63      6.06

STOCK REPURCHASE ACTIVITY
-------------------------------------------------

Number of share repurchased                                    n/a        n/a        n/a        n/a       n/a
Average price of repurchased shares                            n/a        n/a        n/a        n/a       n/a
Total cost                                                     n/a        n/a        n/a        n/a       n/a

SELECTED RATIOS AND OTHER
------------------------------------------------------

Debt to equity                                               53.45%     28.49%     27.59%     18.77%    15.46%
Debt to total capitalization                                 34.83      22.17      21.62      15.80     13.39
Equity to assets                                              7.15       8.01       7.33       6.77      6.48
Common equity to assets                                       6.89       7.71       6.83       6.11      6.08
Equity to assets (tangible)*                                  6.36       7.33       6.74       6.13      5.86
Common equity to assets (tangible)*                           6.09       7.03       6.24       5.47      5.47

Minority interest                                                -          -          -          -         -



*     Period-end, less intangible assets.
n/a - Not available

                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                                        NET INTEREST MARGIN


----------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      ----------------------------------------------------------------------------
EARNING ASSETS
  Loans*                                                     8.88%       8.22%        8.49%       8.73%       8.81%      8.95%
  Securities                                                 6.36        6.32         6.56        6.61        6.54       6.22
  Short-term investments                                     7.85        5.63         6.02        6.41        5.45       5.86
RATE ON EARNING ASSETS                                       8.49        7.82         8.08        8.28        8.30       8.26

INTEREST BEARING LIABILITIES
  Core deposits                                              4.43        3.79         4.19        4.21        4.20       4.33
  Purchased deposits                                         6.23        5.05         5.27        5.14        5.07       5.70
  Other purchased funding                                    6.42        4.67         5.57        5.79        5.81       6.12
RATE ON INTEREST BEARING
  LIABILITIES                                                5.36        4.45         4.59        4.62        4.54       4.69

NET INTEREST SPREAD                                          3.13        3.37         3.49        3.66        3.76       3.57
Contribution of free funds                                    .72         .62          .62         .71         .71        .67
                                                      ----------------------------------------------------------------------------
NET INTEREST MARGIN                                          3.85%       3.99%        4.11%       4.37%       4.47%      4.24%
                                                      ============================================================================
                                                                  1994       1993       1992       1991      1990
                                                      ------------------------------------------------------------
EARNING ASSETS
  Loans*                                                          8.33%      8.46%      9.13%     10.38%    11.28%
  Securities                                                      5.93       6.07       7.23       8.64      9.25
  Short-term investments                                          3.97       3.87       4.37       7.16     10.18
RATE ON EARNING ASSETS                                            7.64       7.71       8.44       9.78     10.71

INTEREST BEARING LIABILITIES
  Core deposits                                                   3.48       3.55       4.67       5.96      6.81
  Purchased deposits                                              4.13       3.26       3.99       6.22      7.98
  Other purchased funding                                         4.69       3.77       4.37       6.09      8.02
RATE ON INTEREST BEARING
  LIABILITIES                                                     3.66       3.55       4.39       5.99      7.03

NET INTEREST SPREAD                                               3.98       4.16       4.05       3.78      3.68
Contribution of free funds                                         .55        .55        .63        .81       .94
                                                      ------------------------------------------------------------
NET INTEREST MARGIN                                               4.53%      4.71%      4.68%      4.59%     4.62%
                                                      ============================================================




* Includes loans held for sale or securitization.



                                                         NONINTEREST INCOME
                                                          ($ IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      --------------------------------------------------------------------------

Mortgage banking revenue                                   $479.0      $389.3       $327.2      $158.5      $109.7      $98.3
Service charges on deposits                                 442.8       420.4        384.9       359.3       323.6      292.8
Item processing revenue                                     412.4       416.8        484.5       393.1       364.5      327.9
Trust and investment mgmt. fees                             334.6       325.9        311.1       278.8       255.6      238.2
Card-related fees                                           188.0       191.7        201.2       205.6       191.3      155.4
Other service fees                                          103.5        90.4         91.9        93.9        74.9       70.4
Brokerage revenue                                            98.2       104.0         90.5        75.4        65.1       41.6
Trading income                                               18.2        17.8         22.5         7.0         3.7       (2.0)
Other                                                       350.7       286.1        265.9       194.7       140.1      109.1
                                                      --------------------------------------------------------------------------
  FEES AND OTHER INCOME                                   2,427.4     2,242.4      2,179.7     1,766.4     1,528.5    1,331.7
Net securities gains (losses)                                56.9       138.4        134.5        81.2       108.7       42.4
                                                      --------------------------------------------------------------------------
 TOTAL NONINTEREST INCOME                                $2,484.2    $2,380.8     $2,314.2    $1,847.6    $1,637.2   $1,374.1
                                                      ==========================================================================
                                                               1994       1993       1992       1991      1990
                                                      ---------------------------------------------------------

Mortgage banking revenue                                     $106.9     $106.1      $81.3      $53.4     $46.3
Service charges on deposits                                   279.9      270.4      257.4      235.1     203.5
Item processing revenue                                       312.4      268.0      194.2      166.9     153.8
Trust and investment mgmt. fees                               225.9      216.5      205.4      195.2     181.6
Card-related fees                                             159.2      154.2      155.8      124.4      97.9
Other service fees                                             57.6       41.3       39.0       42.1      42.1
Brokerage revenue                                              28.9       20.2        8.9        6.1       3.3
Trading income                                                  (.9)       9.1        6.5        5.5       4.8
Other                                                         103.6      116.3      150.1      128.1     155.0
                                                      ---------------------------------------------------------
  FEES AND OTHER INCOME                                     1,273.5    1,202.1    1,098.6      956.8     888.3
Net securities gains (losses)                                  35.6       58.6      100.0       49.7       (.1)
                                                      ---------------------------------------------------------
 TOTAL NONINTEREST INCOME                                  $1,309.1   $1,260.7   $1,198.6   $1,006.5    $888.2
                                                      =========================================================

                                                         NONINTEREST EXPENSE
                                                          ($ IN MILLIONS)

--------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      --------------------------------------------------------------------------

Salaries, benefits and other personnel                   $1,627.3    $1,558.4     $1,594.8    $1,449.4    $1,379.8   $1,311.3
Equipment                                                   229.5       209.8        212.9       204.9       193.6      186.9
Net occupancy                                               209.2       202.1        202.7       193.6       197.0      189.2
Third-party services                                        197.5       193.1        226.3       176.1       196.9      198.5
Card-related fees                                           167.7       149.3        139.4       126.1       118.8      107.8
Intangibles amortization                                     88.0        75.4         65.2        49.1        63.0       63.1
Marketing and public relations                               83.7        64.5         63.6        69.1       104.5       81.6
Telephone                                                    81.3        74.0         75.0        63.4        59.7       56.8
Postage                                                      71.6        70.6         75.7        72.6        69.4       66.6
Supplies                                                     49.8        55.3         65.8        57.9        68.9       61.3
Travel and entertainment                                     59.5        51.8         52.6        47.3        44.7       36.7
State and local taxes                                        39.1        52.7         45.7        48.0        48.5       48.1
FDIC assessments                                              9.7         8.1          6.8         9.3        34.5       94.4
OREO expense, net                                             2.3         3.6          9.0         9.8        10.7        5.9
All other                                                   267.7       213.8        162.2       150.1       135.8      181.6
                                                      --------------------------------------------------------------------------
 NONINTEREST EXPENSE                                      3,183.9     2,982.5      2,997.7     2,726.7     2,725.8    2,689.8
Merger charges                                                  -           -        379.4        65.9        74.7       24.2
                                                      --------------------------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                             $3,183.9    $2,982.5     $3,377.1    $2,792.6    $2,800.5   $2,714.0
                                                      ==========================================================================
                                                               1994       1993       1992       1991      1990
                                                      ---------------------------------------------------------
Salaries, benefits and other personnel                     $1,262.3   $1,193.8   $1,207.9   $1,114.4  $1,039.9
Equipment                                                     178.4      168.4      177.9      168.2     163.8
Net occupancy                                                 182.7      181.9      182.9      170.9     164.5
Third-party services                                          165.4      160.4      174.0      150.5     122.9
Card-related fees                                             109.8       97.2       75.6       61.9      66.5
Intangibles amortization                                       52.9       48.7       88.8       53.4      75.6
Marketing and public relations                                 71.5       66.5       48.0       45.9      40.4
Telephone                                                      52.9       48.2       42.5       41.6      37.4
Postage                                                        62.4       61.9       61.9       60.4      46.8
Supplies                                                       59.6       62.2       58.3       54.8      49.7
Travel and entertainment                                       36.5       35.2       23.3       20.9      21.8
State and local taxes                                          50.7       49.8       46.1       44.0      38.1
FDIC assessments                                              112.8      113.9      111.9       97.4      62.7
OREO expense, net                                              13.5       38.5       73.3       70.7      29.9
All other                                                     223.7      213.2      224.6      153.5     217.5
                                                      ---------------------------------------------------------
 NONINTEREST EXPENSE                                        2,635.1    2,539.8    2,597.0    2,308.5   2,177.5
Merger charges                                                    -          -          -          -         -
                                                      ---------------------------------------------------------
   TOTAL NONINTEREST EXPENSE                               $2,635.1   $2,539.8   $2,597.0   $2,308.5  $2,177.5
                                                      =========================================================

                                                             UNAUDITED
                                                     NATIONAL CITY CORPORATION
                                              LOAN LOSS ALLOWANCE AND NET CHARGE-OFFS
                                                          ($ IN MILLIONS)


----------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      ----------------------------------------------------------------------------
LOAN LOSS ALLOWANCE
-------------------------------------------------

Beginning loan loss allowance                              $970.5      $970.2       $941.9      $958.7      $947.0     $934.6
Provision                                                   286.8       249.7        201.4       225.4       239.9      205.0
Reserves acquired (sold or securitized)                     (42.4)         .1         27.4      (19.5 )         .1       11.6
Net charge-offs:
  Commercial                                                 78.5        61.7         18.3        35.6        27.0       27.8
  Real estate - commercial                                    2.9        (1.8)         2.0          .9         2.1        4.0
  Real estate - residential                                  23.6        15.0         16.0        12.3        11.8       17.8
  Consumer                                                   94.4        92.1         83.1        80.3        89.0       65.4
  Credit card                                                83.4        79.6         75.9        90.6        94.8       88.3
  Home equity                                                 3.5         2.9          5.4         3.0         3.6         .9
                                                      ----------------------------------------------------------------------------
Total net charge-offs                                       286.3       249.5        200.5       222.7       228.3      204.2
                                                      ----------------------------------------------------------------------------
Ending loan loss allowance                                 $928.6      $970.5       $970.2      $941.9      $958.7     $947.0
                                                      ============================================================================

MEMO:

Net charge-offs on securitized credit
  card balances                                             $16.8       $27.9        $45.1       $45.5          n/a         n/a

NET CHARGE-OFFS AS A
% OF LOANS
------------------------------------------------------

Commercial                                                    .32%        .28%         .09%        .21%        .18%       .20%
Real estate - commercial                                      .05        (.03)         .03         .01         .03        .06
Real estate - residential                                     .20         .15          .15         .11         .10        .15
Consumer                                                      .71         .67          .66         .71         .78        .56
Credit card                                                  3.43        3.93         4.08        4.37        4.23       3.37
Home equity                                                   .08         .09          .17         .11         .16        .04
                                                      ----------------------------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                       .46%        .43%         .37%        .44%        .46%       .42%
                                                      ============================================================================

MEMO:

Securitized credit card portfolio                            3.54%       4.63%        5.28%       5.23%          n/a         n/a

                                                              1994       1993       1992       1991      1990
                                                      --------------------------------------------------------
LOAN LOSS ALLOWANCE
-------------------------------------------------

Beginning loan loss allowance                               $874.0     $799.5     $743.4     $676.2    $549.4
Provision                                                    195.9      227.8      304.6      393.9     484.4
Reserves acquired (sold or securitized)                       21.2       50.7       19.1       43.8      20.8
Net charge-offs:
  Commercial                                                  25.2       54.0       92.4      158.2     137.2
  Real estate - commercial                                     5.5        1.7          -       (1.9)     38.0
  Real estate - residential                                   23.1       33.4       34.9       47.5      39.8
  Consumer                                                    33.7       43.5       66.0       97.7     117.2
  Credit card                                                 68.3       70.4       74.1       68.4      45.4
  Home equity                                                   .7        1.0         .2         .6        .8
                                                      --------------------------------------------------------
Total net charge-offs                                        156.5      204.0      267.6      370.5     378.4
                                                      --------------------------------------------------------
Ending loan loss allowance                                  $934.6     $874.0     $799.5     $743.4    $676.2
                                                      ========================================================

MEMO:

Net charge-offs on securitized credit
  card balances                                                n/a        n/a        n/a        n/a       n/a

NET CHARGE-OFFS AS A
% OF LOANS
------------------------------------------------------

Commercial                                                     .19%       .42%       .68%      1.10%      .91%
Real estate - commercial                                       .09          -          -          -      1.00
Real estate - residential                                      .23        .37        .42        .73       .60
Consumer                                                       .31        .46        .74       1.05      1.31
Credit card                                                   2.59       3.92       4.09       3.75      3.07
Home equity                                                    .05        .06        .01        .06       .10
                                                      --------------------------------------------------------
  TOTAL NET CHARGE-OFFS                                        .35%       .50%       .69%       .99%     1.03%
                                                      ========================================================

MEMO:

Securitized credit card portfolio                              n/a        n/a        n/a        n/a       n/a




n/a - Not available

                                                        NONPERFORMING ASSETS
                                                          ($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------------------

                                                             2000        1999         1998        1997        1996       1995
                                                      ----------------------------------------------------------------------------
NONPERFORMING ASSETS
-------------------------------------------------

Commercial                                                 $183.2      $130.4        $95.8      $110.0        n/a         n/a
Commercial real estate                                       67.0        68.5         66.1        63.5        n/a         n/a
Residential real estate                                     118.8        70.3         56.7        64.3        n/a         n/a
                                                      ----------------------------------------------------------------------------
   Total nonperforming loans                                369.0       269.2        218.6       237.8       233.7      303.9
Other real estate owned                                      33.3        19.9         29.9        35.5        48.7       52.5
                                                      ----------------------------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                               $402.3      $289.1       $248.5      $273.3      $282.4     $356.4
                                                      ============================================================================

Loans 90 days past due                                     $341.8      $230.0       $209.5      $136.1      $133.8      $92.8
                                                      ============================================================================

Renegotiated Loans*:
Commercial                                                    $.1         $.2          $.4        $1.1        $3.5      $10.6
Real estate related                                            .2         1.8          2.6         4.4         6.1        5.9
                                                      ----------------------------------------------------------------------------
  Total renegotiated loans                                    $.3        $2.0         $3.0        $5.5        $9.6      $16.5


NPAs to loans + OREO                                          .61%        .48%         .43%        .53%        .56%       .71%
NPAs to total assets                                          .45         .33          .28         .36         .39        .48
LLA to  nonperforming loans                                251.62      360.51       443.82      396.07      410.22     311.62
Loan loss allowance to loans                                 1.42        1.61         1.67        1.81        1.90       1.89


                                                                 1994       1993       1992       1991      1990
                                                      -----------------------------------------------------------
NONPERFORMING ASSETS
-------------------------------------------------

Commercial                                                        n/a        n/a        n/a        n/a        n/a
Commercial real estate                                            n/a        n/a        n/a        n/a        n/a
Residential real estate                                           n/a        n/a        n/a        n/a        n/a
                                                      -----------------------------------------------------------
   Total nonperforming loans                                    279.2      401.5      520.1      729.7     651.1
Other real estate owned                                          87.4      164.6      270.3      254.9     222.2
                                                      -----------------------------------------------------------
  TOTAL NONPERFORMING ASSETS                                   $366.6     $566.1     $790.4     $984.6    $873.3
                                                      ===========================================================

Loans 90 days past due                                          $69.5      $91.6      $97.3     $141.2    $161.5
                                                      ===========================================================

Renegotiated Loans*:
Commercial                                                       $2.8       $4.4       $7.5      $11.6     $21.8
Real estate related                                               8.9       17.1       24.0       31.6      14.2
                                                      -----------------------------------------------------------
  Total renegotiated loans                                      $11.7      $21.5      $31.5      $43.2     $36.0


NPAs to loans + OREO                                              .77%      1.31%      1.98%      2.53%     2.32%
NPAs to total assets                                              .55        .90       1.30       1.71      1.58
LLA to  nonperforming loans                                    334.74     217.68     153.72     101.88    103.86
Loan loss allowance to loans                                     1.97       2.03       2.01       1.92      1.80


* Renegotiated loans are included in nonperforming loans.

n/a - Not available



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